                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

                        CASINO RESOURCE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:
                          $ N/A
        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                          CASINO RESOURCE CORPORATION

                                ----------------


                              AMENDED AND RESTATED
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 3, 1997


                            ------------------------

TO THE SHAREHOLDERS OF CASINO RESOURCE CORPORATION:


    Notice is hereby given to the holders of common shares of Casino Resource Corporation that the Annual Meeting of Shareholders of the Company will be held at The Grand Casino Hotel, 265 Beach Blvd., Biloxi, Mississippi 39530, in Bay Ball Room I on April 3, 1997 at 3:00 p.m., Central Standard Time, or at any adjournments thereof, to consider and act upon the following matters:



    1.  To elect two Class A directors, to serve for a term of three years.


    2.  To ratify the Company's 1997 Long-Term Incentive and Stock Option Plan.

    3. To ratify the appointment of BDO Seidman, LLP as independent auditors for the current fiscal year.

    4. To transact such other business as may properly come before the meeting or any adjournments thereof.


    The Board of Directors has fixed the close of business on February 3, 1997, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournments thereof. This Amended and Restated Notice of Annual Meeting of Shareholders supersedes and replaces the Notice of Annual Meeting of Shareholders dated February 21, 1997.


    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE, AND RETURN THE PROXY AT ONCE IN THE ENCLOSED ENVELOPE.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Noreen Pollman, SECRETARY


Biloxi, Mississippi
February 25, 1997

                          CASINO RESOURCE CORPORATION
                              1719 BEACH BOULEVARD
                           SUITE 306, EXECUTIVE PLACE
                           BILOXI, MISSISSIPPI 39531

                            ------------------------

                                PROXY STATEMENT
                       ANNUAL MEETING OF THE SHAREHOLDERS
                                 APRIL 3, 1997

                            ------------------------

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Casino Resource Corporation (the "Company") of proxies for use at the Annual Meeting of Shareholders (the "Meeting") to be held on April 3, 1997 at The Grand Casino Hotel, Bay Ballroom I, 265 Beach Blvd., Biloxi, Mississippi 39530 at 3:00 p.m., Central Standard Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy form are furnished in connection with the proxy solicitation and are first being mailed to shareholders on or about February 21, 1997.

    Shares may not be voted unless the signed proxy card is returned or other specific arrangements are made to have shares represented at the Meeting. Any shareholder of record giving a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company a notice in writing revoking it, by duly executing a proxy bearing a later date, or by attending the Meeting and expressing a desire to revoke the proxy and vote the shares in person. Shareholders whose shares are held in street name should consult with their brokers or other nominees concerning procedures for revocation. Subject to such revocation, all shares represented by a properly executed proxy card will be voted as directed by the shareholder on the proxy card. IF NO CHOICE IS SPECIFIED, PROXIES WILL BE VOTED "FOR" THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS.

    A copy of the Company's Annual Report for the fiscal year ended September 30, 1996 is enclosed herewith. The Annual Report describes the financial condition of the Company as of September 30, 1996. The Company will furnish, without charge to any person whose proxy is being solicited, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 1996 as filed with the Securities and Exchange Commission, including financial statements therewith, upon written request to Casino Resource Corporation, 1719 Beach Boulevard, Suite 306, Executive Place, Biloxi, Mississippi 39531,
Attention: Robert J. Allen.

    The Company will pay all expenses incurred in connection with the solicitation of proxies. Proxies are being solicited by mail and may also be solicited personally, by telephone or by telefax to directors, officers and other employees of the Company without additional compensation to them. The Company has requested brokerage houses, nominees, custodians, and fiduciaries to forward solicitation materials to the beneficial owners of the common stock, $.01 par value, of the Company (the "Common Stock") and will reimburse such persons for their expenses. The Company may reimburse banks, brokerage firms, and other custodian's nominees or fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of the Common Stock.

    Shareholders of record on February 3, 1997 are the only persons entitled to vote at the Meeting. As of January 24, 1997, issued and outstanding shares of the Common Stock totaled 10,053,364 which constituted all of the outstanding voting securities of the Company. Each share is entitled to one vote on each matter. Forty percent of the outstanding shares of Common Stock will constitute a quorum. Shareholders may not cumulate their votes for any nominee for election. An affirmative vote of a majority of the shares present at the Meeting and entitled to vote will be required for each item which is submitted to the shareholders for consideration at the Meeting. Abstentions and brokers' non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining whether a proposal has been approved.

    John J. Pilger, the Chief Executive Officer and a director of the Company, beneficially owns 1,024,868 outstanding shares of the Common Stock and holds proxies to vote an additional 721,722 shares of Common Stock. Mr. Pilger intends to vote all such shares in favor of the person nominated by the Board of Directors. In addition, each of Noreen Pollman and Robert J. Allen, directors of the Company have indicated that they intend to vote the 6,000 outstanding shares of Common Stock beneficially owned by each of them in favor of the nominee. Maurice Gaudet, Acting Chief Financial Officer, owns 1,000 shares of Common Stock and intends to vote his shares in favor of the nominee. The foregoing 1,759,590 shares of Common Stock represent an aggregate of 17.5% of the voting power of the Company.


                         ITEM 1.  ELECTION OF DIRECTORS



INFORMATION CONCERNING THE NOMINEES



    The Company's restated Articles of Incorporation, as amended, provides for the election of a Board of Directors which has been separated into three classes, as nearly equal in number as possible, each of which, after a transitional period, is serving for three years, with one class being elected each year. At the 1996 Annual Shareholders Meeting, the Board was divided into three classes of directors, which classes contained one Class A director, two Class B directors and two Class C directors, who were to serve staggered terms of one, two and three years, respectively. At such 1996 Annual Shareholders Meeting Robert J. Allen was elected to serve as a Class A director for a one year term until the 1997 Annual Shareholders Meeting; John W. Steiner and Noreen Pollman were elected as Class B directors elected to serve a two year term until the 1998 Annual Shareholders Meeting; and John J. Pilger and William S. Lund were elected to Class C directors elected to serve a three year term until the 1999 Annual Shareholders Meeting. In order to reflect the amendment to the Articles of Incorporation, John W. Steiner has been reclassified as a Class A director, therefore, commencing with this 1997 Annual Shareholders Meeting, the Class A directors, Robert J. Allen and John W. Steiner, are nominated to serve a three year term.



    THE BOARD RECOMMENDS THE ELECTION OF ROBERT J. ALLEN AND JOHN W. STEINER AS CLASS A DIRECTORS, TO SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN THE YEAR 2000.



    These nominees are currently directors of the Company. These nominees have agreed to serve if elected, and the Company knows of no reason why the nominees would be unavailable to serve. Biographical information concerning the nominees and the other classes of directors is set forth below under the caption "Directors and Executive Officers." Information concerning the nominee's ownership of shares of the Common Stock is set forth below under the caption "Security Ownership of Certain Beneficial Owners and Management."



    Shares represented by proxy will be voted, for the election of Robert J. Allen and John W. Steiner, as Class A directors, unless such nominees should become unavailable for election by reason of death or other unexpected occurrence, in which event such shares shall be voted for the election of such substitute nominees as the Board of Directors may propose.



    THE BOARD OF DIRECTORS RECOMMENDS, THAT THE SHAREHOLDERS VOTE FOR THE CLASS A NOMINEES TO THE BOARD OF DIRECTORS.

DIRECTORS AND EXECUTIVE OFFICERS

    Set forth below is information as of January 24, 1997 regarding the directors and executive officers of the Company, including information as to their principal occupations for the last five years, certain other directorships held by them, and their ages as of the date hereof. Nominees may be contacted at the offices of the Company.

    JOHN J. PILGER, age 50, has been the Chief Executive Officer and a director of the Company since 1984, and served as President from 1984 to 1993. Mr. Pilger was previously Chairman of the Board until July 1994 and resumed such role in April 1995. Mr. Pilger oversees all Company activities including operations, acquisitions, and development and construction. Prior to 1984, Mr. Pilger operated a sole proprietorship which owned and managed apartment buildings in the Chicago, Illinois area.

    WILLIAM S. LUND, age, 65, has been a director of the Company since January 1994. Since 1985, he has been Chairman and Chief Executive Officer of Lund Enterprises, a diversified Company with interests in real estate development, investment, manufacturing, retail auto dealerships and consulting. Since 1985, Mr. Lund has been the managing associate of WSL Associates, a management and financial consulting firm specializing in real estate and recreation-resort projects. Mr. Lund is also the Chairman of the Board of Toyota of San Luis Obispo, San Luis Nissan-BMW, and Lund-Frangic Motors, Inc. (since 1985), American Family Concepts (since 1994) and Advocacy Arts Foundation.

    JOHN W. STEINER, age 54, has been a director of the Company since January 1994. Since 1990, he has served as Chairman of the Board of the Ace Worldwide Group of Companies, a leading provider of moving, trucking, warehousing and overall logistics services. Mr. Steiner also serves on the Board of Directors and Executive Committee of Atlas World Group, Inc. Mr. Steiner is President of the Associate Board of the Milwaukee County Zoological Society, a Board member of the Metropolitan Milwaukee Association of Commerce and the Better Business Bureau of Wisconsin.

    NOREEN POLLMAN, age 48, has served as Secretary of the Company since March 1995 and as a director since March 1995 and from 1987 to 1993. Since 1984, Ms. Pollman has been Vice President of Operations for each of the Company's operating businesses with responsibility for the development and implementation of operating budgets. Ms. Pollman owns two wineries with retail and wholesale operations and has recently acquired a Brew Pub which will open April of 1997.

    ROBERT J. ALLEN, age 37, was named Vice President of New Projects of the Company on August 1, 1993. He has served as a director of the Company since March 1995 and from 1987 to 1993. Mr. Allen served as Executive Vice President of Recreational Property Management Inc. and Chief Marketing Officer of the Company's former Recreational Property Management subsidiary from 1986 to 1987. He also previously served as Vice President of Telecommunications of such company.

    MAURICE P. GAUDET, age 44, was named acting Chief Financial Officer on January 30, 1996. He has served as controller since April of 1995. Prior thereto, he was chief financial officer of a privately owned quick lube chain since March 1991. He was also controller of a savings and loan and a freight forwarding firm, and spent nine years with an international CPA firm. Mr. Gaudet is a certified public accountant.

    Officers serve at the discretion of the Board of Directors.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    Messrs. Lund and Steiner are the current members of the Audit, Executive, and Compensation Committees of the Board of Directors and serve on the nonemployee directors committee of the Company's proposed 1997 Long-term Incentive and Stock Option Plan.

    The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting and financial control practices of the Company. The Committee has general responsibility for the review with management of the financial controls, accounting, audit and reporting activities of the

Company. The Committee annually reviews the qualifications and objectivity of the Company's independent auditors; makes recommendations to the Board as to their selection; and reviews the scope, fees, audit results, and management and common letters. The Audit Committee held one meeting during fiscal 1996.

    The Executive Committee, which oversees the Company's 1993 Long-Term Incentive and Stock Option Plan and the proposed 1997 Long-Term Incentive and Stock Option Plan, held two meetings during fiscal 1996.

    The Compensation Committee, which reviews and makes recommendations to the Board with respect to executive compensation levels and the compensation structure of the Company, held two meetings during fiscal 1996.

    The Company does not have a nominating or similar committee.

    During fiscal 1996, the Board of Directors met four times.

    Each director attended all of the meetings held by the Board of Directors and each Committee thereof on which such director served during such period.

ARRANGEMENT FOR NOMINATION OF DIRECTORS

    As of October 1, 1996, Grand Casinos, Inc. ("Grand Casinos") is no longer guarantor of certain Company indebtedness relating to Grand Hinckley Inn, and therefore no longer has the right to nominate two individuals for election to the Board.

    Pursuant to a Stock Purchase Agreement, Messrs. Pilger and Howarth have also agreed to vote their shares of Common Stock for the election of each other to the Board of Directors and to support each other in election for officers of the Company, if either individual wishes to so serve. Mr. Howarth, upon resignation, indicated that he did not wish to serve as an officer or director of the Company.

    Pursuant to certain agreements Kevin M. Kean has agreed that 50% of shares of CRC Common Stock, as of date of record, owned by Kean directly or owned by a company under Kean's control, are subject to an irrevocable proxy granting John
J. Pilger, CEO of CRC, the right to vote such shares at his discretion.

DIRECTOR COMPENSATION

    The Company's outside directors, presently Messrs. Lund and Steiner, receive $10,000 a year for serving as directors plus $500 for each meeting attended in person, as well as reimbursement of travel costs. In addition, all directors receive annual grants of non-qualified stock options to purchase 20,000 shares of the Common Stock at the prevailing market price on the date of grant. The directors who serve as officers of the Company do not receive any cash fees.

       ITEM 2. PROPOSAL TO ADOPT THE COMPANY'S 1997 LONG-TERM INCENTIVE AND STOCK OPTION PLAN (PROPOSAL 2 ON PROXY CARD)

    On February 3, 1997, the Board of Directors will vote on adoption of the Company's 1997 Long-Term Incentive and Stock Option Plan II. (THE "OPTION PLAN II") under which 500,000 shares of Company's Common Stock would be reserved for issuance. Once ratified by the shareholders the plan shall terminate February 2, 2007. A copy of the proposed Option Plan II is attached hereto and labeled Exhibit A.

    As of December 31, 1996 the amended 1993 Long-Term Incentive and Employee Stock Option Plan had only 89,600 shares available for future grants.

    The management believes that Option Plan II would assist in the rewarding and retaining of employees. Shareholder approval increases the amount of shares available to incentify employees and will permit non-qualified options granted under Option Plan II to qualify for favorable treatment under Rule 16b-3 promulgated under the Securities and Exchange Act of 1934 (1934 Act).

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE 1997 LONG-TERM INCENTIVE STOCK OPTION PLAN.

    The affirmative vote of the holders of the majority of shares of Common Stock represented at the annual meeting is required for approval of this proposal, provided that a quorum is present.

          ITEM 3.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    Subject to shareholder ratification, the Board of Directors has appointed the firm of BDO Seidman, LLP as independent auditors for the fiscal year ending September 30, 1997 and until their successors are selected. The appointment was made upon the recommendation of the Audit Committee.

    THE BOARD OF DIRECTORS CONSIDERS BDO SEIDMAN, LLP TO BE WELL QUALIFIED AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION.

    The affirmative vote of the shares representing a majority of the shares present at the Meeting in person or represented by proxy and entitled to vote, will be required to approve this item proposed by the Board of Directors.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of January 24, 1997, certain information with respect to each shareholder known to the Company to be the beneficial owner of more than 5% of its Common Stock, each director, each Named Executive Officer, and all directors and officers of the Company as a group. Unless otherwise indicated, each person named in the table has sole voting and investment power as to the Common Stock shown.

                                                                           NUMBER OF SHARES        PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                    BENEFICIALLY OWNED(1)    OUTSTANDING SHARES
----------------------------------------------------------------------  ----------------------   ------------------
John J. Pilger........................................................           1,054,868(2)           10.23%
Noreen Pollman........................................................              65,000(3)            0.63%
William S. Lund.......................................................              40,000(4)            0.39%
John W. Steiner.......................................................              46,000(4)            0.45%
Robert J. Allen.......................................................              65,000(5)            0.63%
Maurice P. Gaudet.....................................................              11,000(6)            0.10%
Kevin M. Kean.........................................................           1,550,944(7)           15.04%
All Directors and Executive Officers as a group (6 Persons)...........           1,281,868              12.43%

------------------------

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days upon exercise of options or warrants are treated as outstanding only when determining the amount and percent owned by such person or group.

(2) Includes 30,000 shares deemed beneficially owned pursuant to options which are immediately exercisable. In addition, Mr. Pilger holds proxies to vote 546,722 shares owned by Kevin M. Kean and 175,000 shares owned by Richard A. Howarth, Jr. See Note 7 below. With such shares, Mr. Pilger has the right to vote a total of 1,746,590 outstanding shares or 17.4% of the shares outstanding.

(3) Includes 59,000 shares deemed beneficially owned pursuant to options which are immediately exercisable.

(4) Includes 40,000 shares deemed beneficially owned pursuant to options which are immediately exercisable.

(5) Includes 59,000 shares deemed beneficially owned pursuant to options which are immediately exercisable.

(6) Includes 10,000 shares deemed beneficially owned pursuant to an option wh ich is immediately exercisable.

(7) Includes 70,000 shares owned by Mr. Kean's father and 20,000 shares of Common Stock deemed beneficially owned pursuant to an option which is immediately exercisable. Mr. Kean has granted voting rights with respect to 546,722 of his shares to John J. Pilger. Mr. Kean's address is 2644 E. Lakeshore Drive, Baton Rouge, Louisiana 70808.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth information concerning the annual and long-term compensation earned by John J. Pilger, Noreen Pollman, and Robert J. Allen, the Named Executive Officers (as defined), for services rendered in all capacities to the Company for the fiscal years ended September 30, 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                      ANNUAL COMPENSATION                COMPENSATION AWARDS
                                              -----------------------------------   -----------------------------
                                                                         OTHER       RESTRICTED      SECURITIES
                                                                         ANNUAL         STOCK        UNDERLYING       ALL OTHER
                                      FISCAL    SALARY        BONUS      COMP.         AWARDS          OPTIONS      COMPENSATION
   NAME AND PRINCIPAL POSITION(1)     YEAR       ($)           ($)        ($)            ($)             (#)             ($)
------------------------------------  -----   ----------     -------   ----------   -------------   -------------   -------------
John J. Pilger .....................  1996    262,917(2)        -0-        -0-(5)            -0-          20,000        -0-
  Chief Executive Officer             1995    178,426(3)        -0-        -0-(5)            -0-          20,000        -0-
                                      1994    208,604(4)        -0-        -0-(5)            -0-             -0-      15,100(8)

Noreen Pollman .....................  1996    129,005(6)        -0-        -0-               -0-          20,000        -0-
  Executive Vice President,           1995    109,546           -0-        -0-               -0-          20,000        -0-
  Operations                          1994(9)   --              -0-        -0-               -0-             -0-        -0-

Robert J. Allen ....................  1996    116,507(7)        -0-        -0-               -0-          20,000        -0-
  Vice President,                     1995(9)   --              -0-        -0-               -0-          20,000        -0-
  Entertainment                       1994(9)   --              -0-        -0-               -0-             -0-        -0-

------------------------

(1) Under Securities and Exchange Commission rules, the "Named Executive Officers" include (i) each person who served as Chief Executive Officer during fiscal 1996, (ii) each person who (a) served as an executive officer at September 30, 1996, (b) was among the four most highly paid executive officers of the Company, not including the Chief Executive Officer, during fiscal 1996 and (c) earned total annual salary and bonus compensation in fiscal 1996 in excess of $100,000 and (iii) up to two persons who would be included under clause (ii) above had they served as an executive officer at September 30, 1996.

(2) Includes $17,308 in unused vacation time and $16,636 in wages earned prior to fiscal 1996 not paid until fiscal 1996.

(3) Includes $10,368 in unused vacation time.

(4) Includes $31,200 in wages earned in fiscal 1994 but paid in fiscal 1995 and $10,096 in unused vacation time. Also reflects a voluntary wage reduction of $7,700.

(5) During fiscal 1996, 1995 and 1994, Mr. Pilger received personal benefits, the aggregate amounts of which did not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for Mr. Pilger in such years.

(6) Includes $5,499 of wages earned in 1995 paid in 1996.

(7) Includes $5,001 of wages earned in 1995 paid in 1996.

(8) Represents $15,100 in reimbursed relocation expenses.

(9) Compensation level did not meet disclosure requirements.

OPTION GRANTS AND EXERCISES

    The following table sets forth information with respect to stock options granted to the Named Executive Officers during fiscal 1996. No stock appreciation rights were granted by the Company in fiscal 1996.

                          OPTION GRANTS IN FISCAL 1996

                                                       NUMBER OF             % OF TOTAL
                                                       SECURITIES          OPTIONS GRANTED      EXERCISE
                                                       UNDERLYING           TO EMPLOYEES          PRICE     EXPIRATION
NAME                                              OPTIONS GRANTED (#)      IN FISCAL 1996       ($/SHARE)      DATE
------------------------------------------------  --------------------  ---------------------  -----------  -----------
John J. Pilger..................................          20,000(1)                13.0%           2.1300     3/18/2006
Noreen Pollman..................................          20,000(1)                13.0%           1.9375     3/18/2006
Robert J. Allen.................................          20,000(1)                13.0%           1.9375     3/18/2006

------------------------

(1) The Executives' options were granted under the Company's 1993 Long-Term Incentive and Stock Option Plan. The grant was made on March 18, 1996 and the options vested in full at that time.

    The following Table sets forth with respect to the Named Executive Officers Information concerning the exercise of stock options during fiscal 1996 and unexercised options held as of the end of fiscal 1996. The Company has never granted stock appreciation rights.

                          AGGREGATED OPTION EXERCISES
                     AND FISCAL 1996 YEAR-END OPTION VALUES

                                                                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                        SHARES                       UNDERLYING UNEXERCISED               IN-THE-MONEY
                                      ACQUIRED ON      VALUE         OPTIONS AT 9/30/96 (#)          OPTIONS AT 9/30/96 ($)
                                       EXERCISE      REALIZED     -----------------------------   -----------------------------
NAME                                      (#)           ($)       UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE    EXERCISABLE
------------------------------------  -----------   -----------   -------------   -------------   -------------   -------------
John J. Pilger......................         -0-           -0-             -0-          40,000         --              --
Noreen Pollman......................         -0-           -0-             -0-          59,000         --              --
Robert J. Allen.....................         -0-           -0-             -0-          59,000         --              --

EMPLOYMENT AGREEMENTS

    The Company entered into a three-year employment agreement with John J. Pilger on May 20, 1996, providing for an annual salary of $225,000, subject to annual cost of living adjustments. The agreement also provides for use of an automobile and payment of insurance premiums the value of which does not exceed 10% of his annual salary. The agreement also provides for bonuses if certain financial performance guidelines are met.

                                 OTHER MATTERS

    Section 16(a) of the 1934 Act, as amended, requires the Company's officers, directors, and certain shareholders to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission. To the Company's knowledge, based on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the Company's fiscal year ended September 30, 1996, all Section 16(a) filing requirements were complied with and filed in a timely fashion.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

COMPANY LOANS

    Through December 31, 1996, the Company has made loans to John J. Pilger totaling $459,809 in principal amount including accrued interest. Such obligations accrue interest at rates between 7% and 9.5% per year and mature through October 15, 1998. The loans include $150,000 advanced for the purchase by Mr. Pilger of a Mississippi residence and a $309,809 in other advances.

    Through December 31, 1996, the Company has made a loan to Noreen Pollman totaling $101,901 including interest. This note accrues interest at the prime rate (currently 8.25%) and matures on April 17, 1997.

    Through December 31, 1996, the Company has advanced $10,527 including interest to Robert J. Allen. This note which bears a 9.25% interest rate is due on demand.

FORMER OFFICE AND TELEPHONE LEASES

    The Company previously leased furnished corporate offices in Elkhorn, Wisconsin, from a partnership owned by Messrs. Pilger and Howarth pursuant to a five-year lease commencing June 1, 1992. The lease was terminated early on June 30, 1995 and the Company has agreed to continue to pay monthly rental charges at a reduced rate of $3,000 plus property taxes (prorated through May 31, 1997), net of a security deposit, through the expiration of the lease on May 31, 1997.

    An aggregate of $39,969 and $60,909 was paid by the Company pursuant to the leases for each of fiscal 1996 and 1995, respectively.

MISSISSIPPI RESIDENCE

    In April 1994, the Company purchased a residential property in Ocean Springs from Mr. Pilger, paying him $137,000 in cash. This residence has been leased at a below market rate since June 1995 to a principal of Monarch Casinos, Inc. The Company has entered into negotiations with such individual for the purchase of the residence.

PREFERRED STOCK CONVERSION

    By resolution dated December 24, 1992, the Company agreed to purchase all of the 300,000 then outstanding shares of its 8% Cumulative Preferred Stock from Mr. Pilger. In consideration for the Preferred Stock, the Company issued 909,091 shares of Common Stock using a conversion value for the Common Stock of $1.32 per share. (The last five trades of the Common Stock recorded on the OTC Bulletin Board prior to December 24, 1992 averaged $1.50 per share). In connection with the conversion, the Company assumed from Mr. Pilger certain opportunities to develop casino-related entertainment and hotel facilities. Mr. Pilger also waived rights to an aggregate of $240,000 in accrued dividends. Prior to the time of conversion, the Company was not in either the hospitality or the entertainment business. No registration rights were granted with respect to the Common Stock issued in this transaction.

    A total of 150,000 of such shares of common stock were personally owned by Mr. Howarth, who in connection with the conversion, transferred them to Mr. Pilger in consideration for Mr. Pilger's assignment of the development opportunities, and also to effect a repositioning of the stock ownership interests between Messrs. Pilger and Howarth, reflecting a new allocation of responsibilities between them. In consideration therefore, Mr. Pilger agreed to pay Mr. Howarth $1.50 per share, payable at such time as Mr. Pilger sells such stock to an unrelated third party. The agreement was amended, effective November 30, 1994, to provide for the transfer by Mr. Pilger to Mr. Howarth of 175,000 shares of the Common Stock and the release of Mr. Pilger from the obligation to pay to Mr. Howarth the $1.50 per share after Mr. Pilger sells and/or transfers 18% of his common stock of the Company. In other words, if Mr. Pilger sells 100 shares Mr. Howarth is paid (18% x 100) or $1.50 on 18 shares. In addition, pursuant to such agreement, Mr. Howarth granted Mr. Pilger an irrevocable proxy to vote such 175,000 shares until such Common Stock is sold or transferred to an unrelated third party by Mr. Howarth.

    All of the share and share price numbers referred to above have been adjusted to reflect a June 1993 one-for-two reverse split of the Company's then outstanding capital stock.

RELATIONSHIP WITH CONSULTANTS

    The Company has greed to pay to two consultants to the Company, who assisted in the acquisition of certain development rights (including Kevin M. Kean, a principal shareholder of the Company), an aggregate of 10% of any consulting fee income (less related direct operating costs), received by the Company from its agreements relating to the Pokagon Indians, subject to certain limits in the case of Mr. Kean. Similar fees may also be payable to Mr. Kean out of revenues, if any, received by the Company from other Indian businesses, including gaming.

    The Company has executed a Consulting Agreement with Monarch Casinos, Inc. ("Monarch") which was subsequently assigned to Willard E. Smith, requiring the Company to (i) pay monthly fees commencing (retroactively) January 1995 at various rates from $3,000 to $14,250 per month; (ii) loan an aggregate of $250,000 (all of which has been advanced as of September 30, 1996), which may be forgiven part or in whole upon the occurrence of certain events; (iii) reimburse travel expenses and (iv) lease to Mr. Smith the Company's Ocean Springs, Mississippi residence at a below market lease rate. The Consulting Agreement extends for the duration of the Management and Development Agreement between the Pokagon Indians and an affiliate of Harrah's Casinos, unless canceled earlier based on certain non-performance provisions. In addition, the Company issued an aggregate of 100,000 registered shares of Common Stock during fiscal 1995. An additional 400,000 shares of Common Stock may be granted upon the groundbreaking for the first Pokagon casino, subject to certain conditions, and 1,500,000 shares of Common Stock may be granted upon the opening of Pokagon casinos. Monarch has granted John J. Pilger an irrevocable proxy with regard to all shares owned by Monarch. Pilger has assigned this proxy to the Company's Board of Directors. No shares are owned by Monarch as of January 24, 1996.

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Under Section 302A.521 of the Minnesota Statues, the Company is requried to indemnify its directors, officers, employees, and agents against liability under certain circumstances, including liability under the Securities Act of 1933, as amended.

    As permitted under the Minnesota Statues, the Restated Articles of Incorporation of the Company provide that directors shall have no personal liability to the Company or to its shareholders for monetary damages arising from breach of the Directors' duty of loyalty to the Company or with respect to certain enumerated matters, including payment of illegal dividends, acts not in good faith, and acts resulting in an improper personal benefit to the director.

                    SHAREHOLDERS PROPOSALS AND OTHER MATTERS

    Any shareholder proposals for the Company's Annual Meeting of the fiscal year ending September 30, 1997 must be received by the Company by September 30, 1997, in order to be included in the proxy statement. The proposals also must comply with all applicable statues and regulations.

    At the time this Proxy Statement was mailed, the Board was not aware of any matters to be presented for action at the Annual Meeting other than those discussed in this Proxy Statement. If other matters properly come before the meeting, the proxy holders have discretionary authority, unless it is expressly revoked, to vote all proxies in accordance with their unanimous discretion. If the proxy holders are divided on a particular matter to be voted on with respect to their discretionary voting, the shares subject to such proxy shall not be voted.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Noreen Pollman, SECRETARY

Biloxi, Mississippi

                                   EXHIBIT A

                                    PROPOSED
                 1997 LONG-TERM INCENTIVE AND STOCK OPTION PLAN

                          CASINO RESOURCE CORPORATION
                 1997 LONG-TERM INCENTIVE AND STOCK OPTION PLAN

1.  PURPOSE OF PLAN.

    This Plan shall be known as the "CASINO RESOURCE CORPORATION 1997 LONG-TERM INCENTIVE AND STOCK OPTION PLAN" and is hereinafter referred to as the "Plan." The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of Casino Resource Corporation, a Minnesota corporation (the "Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either incentive stock options ("INCENTIVE STOCK OPTIONS") within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "CODE"), or options which do not qualify as Incentive Stock Options. Awards granted under this Plan shall be stock appreciation rights ("SARS"), restricted stock or performance awards as hereinafter described.

2.  STOCK SUBJECT TO PLAN.

    Subject to the provisions of Section 15 hereof, the stock to be subject to options or other awards under the Plan shall be the Company's authorized Common Stock, par value $0.01 per share (the "COMMON SHARES"). Such shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to adjustment as provided in Section 14 hereof, the maximum number of shares on which options may be exercised or other award issued under this Plan shall be 500,000 shares. If an option or award under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options or awards thereafter granted during the term of the Plan.

3.  ADMINISTRATION OF PLAN.

    (a) Except as provided in Section 3(b) hereof, the Plan shall be administered by the Board of Directors of the Company or a committee thereof. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors. If no committee is appointed by the Board, the committee shall be comprised of all of the members of the Board of Directors. (The group administering the Plan shall hereinafter be referred to as the "COMMITTEE".)

    (b) Notwithstanding Section 3(a) hereof, all option grants and awards under this Plan to officers, directors and others who are subject to Section 16 under the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission promulgated thereunder, shall be made exclusively by a committee (the "NON-EMPLOYEE DIRECTORS COMMITTEE"). The Non-employee Directors Committee may be a subcommittee of the Committee and shall be composed solely of two or more members of the Board of Directors who (i) are not an officer or other employee of the Company (or its parent or subsidiary); (ii) do not receive compensation from the Company (or its parent or subsidiary) other than as a director, except for an amount that would not exceed the dollar amount requiring disclosure under Reg. S-K, Item 404(a) under the Securities Exchange Act of 1934; and (iii) do not have any interest or relationship requiring disclosure under Reg. S-K, 404(a) or 404(b) of the Securities Exchange Act of 1934. All references hereinafter to the "Committee" shall mean the "Non-employee Directors Committee" if the action to be taken in administration of the Plan must be taken by the Non-employee Directors Committee.

    (c) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the employees to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Shares of the Company or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to amend or modify the terms of any option or award with the consent of the optionee, (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 16 herein to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

    (d) The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option or award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable

4.  ELIGIBILITY.

    Incentive Stock Options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations (herein called "SUBSIDIARIES"). Full or part-time employees, and non-employee consultants, agents or independent contractors to the Company or one of its subsidiaries shall be eligible to receive options which do not qualify as Incentive Stock Options and awards; PROVIDED, HOWEVER, that non-employee Directors shall participate in the Plan through automatic grants of non-qualified stock options pursuant to Section 14 below. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option or award under this Plan may be granted additional options or awards under the Plan if the Committee shall so determine; provided, however, that for Incentive Stock Options, to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Shares with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

5.  PRICE.

    Except as provided in Section 10, the option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Shares at the date of grant of such option. The option price for options granted under the Plan which do not qualify as Incentive Stock Options and, if applicable, the price for all awards shall also be determined by the Committee and may be other than 100% of the fair market value of the Common Shares. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Common Shares shall be as reasonably determined by the Committee. If on the date of grant of any option or award hereunder the Common Shares are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

6.  TERM.

    Each option and award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option or award agreement. The Committee shall be under no duty to provide terms of like duration for options or awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of grant of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen (15) years from the date of granting of such option.

7.  EXERCISE OF OPTION OR AWARD.

    (a) The Committee shall have full and complete authority to determine whether an option or award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the option as the Committee may determine and specify in the option or award agreement.

    (b) The exercise of any option or award granted hereunder shall only be effective at such time that the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

    (c) An optionee or grantee electing to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall he made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company's Common Shares already owned by the optionee or grantee having a fair market value as of the date of exercise equal to the full purchase price of the shares or (ii) a combination of cash and such shares.

    (d) Except for options granted pursuant to Section 14, the purchase price of shares upon exercise of an option may be paid in full in the following additional forms:

        (i) In cash by a broker-dealer approved by the Committee to whom the optionee has submitted an exercise notice consisting of a fully endorsed Option; or

        (ii) By surrender of the Option without payment of any other consideration, commission or renumeration, together with a Cashless Exercise subscription form. The number of shares to be issued in exchange for the Option shall be the product of (x) the excess of the fair market value of the Common Shares on the date of surrender of the Option and the exercise subscription form over the per share Option price and (y) the number of shares subject to issuance upon exercise of the Option, divided by the fair market value of the Common Shares on such date. Upon such exercise and surrender of this Option, the Company will issue a certificate or certificates in the name of the optionee for the number of whole shares to which the optionee shall be entitled and, in lieu of any fractional shares to which the optionee shall be entitled, pay cash equal to the fair value of such fractional share (determined in such reasonable manner as the Committee shall determine). If this Option is exercised in part, this Option must be exercised for a number of whole shares of the Common Shares, and the Holder is entitled to receive a new Option covering the number of Options in respect of which this Option has not been exercised.

        In the case of an insider subject to Section 16 of the Securities Exchange Act of 1934 who elects Cashless Exercise under this subsection
    (ii), the election must be made in writing either (A) within 10 days beginning on the third day following release of the Company's quarterly or annual summary of earnings and ending on the twelfth business day following such day, or (B) at least six months prior to the date of exercise of such Option.

    (e) The fair market value of tendered shares shall be determined as provided in Section 5 herein. Until such person has been issued shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

8.  ADDITIONAL RESTRICTIONS.

    The Committee shall have full and complete authority to determine whether all or any part of the Common Shares of the Company acquired upon exercise of any of the options or awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or awards.

9.  ALTERNATIVE STOCK APPRECIATION RIGHTS.

    (a) GRANT. At the time of grant of an option or award under the Plan (or at any other time), the Committee, in its discretion, may grant a Stock Appreciation Right ("SAR") evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

    (b) EXERCISE. An SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid to in cash and what portion, if any, is to be paid in Common Shares of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Shares of the Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company's Common Shares on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Company's shares shall be determined as provided in
Section 5 herein.

10. TEN PERCENT SHAREHOLDER RULE.

    Notwithstanding any other provision in the Plan, if at the time an option is granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 425(d) of the Code) Common Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(6) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Shares of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

11. NON-TRANSFERABILITY.

    No option or award granted under the Plan shall be transferable by an optionee or grantee, otherwise than by will or the laws of descent or distribution. Except as otherwise provided in an option or award agreement, during the lifetime of an optionee or grantee, the option shall be exercisable only by such optionee or grantee.

12. RESTRICTED STOCK AWARDS.

    Awards of Common Shares subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:

        (a) GRANT OF RESTRICTED STOCK AWARDS. Each restricted stock award made under the Plan shall be for such number of Common Shares as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

        (b) DELIVERY OF COMMON SHARES AND RESTRICTIONS. At the time of a restricted stock award, a certificate representing the number of Common Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Shares, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Shares; (ii) none of the Common Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Shares shall be forfeited and all rights of the grantee to such Common Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Shares were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Shares subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Shares.

        (c) TERMINATION OF RESTRICTIONS. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Shares subject thereto, and a stock certificate for the appropriate number of Common Shares, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his beneficiary or estate, as the case may be.

13. PERFORMANCE AWARDS.

    The Committee is further authorized to grant performance awards. Subject to the terms of this Plan and any applicable award agreement, a performance award granted under the Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the performance awards, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, and the amount of any payment or transfer to be made by the granter and by the Company under any performance award shall be determined by the Committee.

14. GRANTS TO NON-EMPLOYEE DIRECTORS.

    Each non-employee Director on the Board as of the third Monday in March of each calendar year shall automatically be granted a non-qualified stock option for 20,000 shares on that date while this Plan is in existence. The exercise price of each non-qualified stock option granted to a non-employee Director shall be 100 percent of the fair market value of a share of common stock of the Company on the grant date. Each option granted under this Section of the Plan may be exercised not earlier than the first date that the fair market value of the common stock exceeds the exercise price. Any option granted under this
Section 14 shall expire ten years from the grant date. Payment shall be in a form permitted in Section 7 above. If a non-employee Director shall cease to be a Director, other than due to death, disability or retirement after age 65, all unexercised options shall expire five years after termination of service as a Director.

15. DILUTION OR OTHER ADJUSTMENTS.

    If there shall be any change in the Common Shares through merger, consolidation, reorganization, re-capitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and awards and the amount payable upon exercise of outstanding awards, in order to prevent dilution or enlargement of option or award rights.

16. AMENDMENT OR DISCONTINUANCE OF PLAN.

    The Board of Directors may amend or discontinue the Plan at any time, except that the provisions of Section 14 may not be amended more than once in any six-month period. Subject to the provisions of this Section, no amendment of the Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein, (ii) decrease the minimum price provided in Section 5 herein, (iii) extend the maximum term under Section 6, or (iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option or award theretofore granted under the Plan without the consent of the holder of the option or award.

17. TIME OF GRANTING.

    Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Committee or the Board of Directors

(other than the execution and delivery of an option or award agreement), shall constitute the granting of an option or award hereunder.

18. INCOME TAX WITHHOLDING AND TAX BONUSES.

    (a) In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company Common Shares other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with Section 5, equal to such taxes.

    (b) The Committee shall have the authority, at the time of grant of an option under the Plan or at any time thereafter, to approve tax bonuses to designated optionees or grantees to be paid upon their exercise of options or awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

19. EFFECTIVE DATE AND TERMINATION OF PLAN.

    (a) The Plan will be vote on by the Board of Directors on February 3, 1997 and is included in the ballot for ratification by the shareholders at the Annual Meeting scheduled April 3, 1997.

    (b) Unless the Plan shall have been discontinued as provided in Section 16, hereof, the Plan shall terminate on February 2, 2007. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any option or award theretofore granted.

                                REVOCABLE PROXY
                          CASINO RESOURCE CORPORATION
                ANNUAL MEETING OF STOCKHOLDERS -- APRIL 3, 1997


    The undersigned shareholder(s) of Casino Resource Corporation (the "Company") hereby nominates, constitutes and appoints John J. Pilger and Noreen Pollman, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Casino Resource Corporation, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at The Grand Casino Hotel, Bay Ballroom I, 265 Beach Blvd., Biloxi, Mississippi 39530 at 3:00 p.m. (Central Standard Time) on Thursday, April 3, 1997, and any and all adjournments or postponements thereof, with respect to the matters described in the accompanying Proxy Statement, and in their discretion, on such other matters which properly come before the meeting, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:



  1.   ELECTION OF TWO CLASS   / / AUTHORITY GIVEN     / / WITHHOLD AUTHORITY
       A DIRECTORS
                               to vote for the         to vote for the
                               nominees listed below   nominees listed below
                               (except as indicated
                               to the contrary below)




(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, STRIKE A LINE THROUGH
                                THE NAME BELOW.)


                            CLASS A: ROBERT J. ALLEN


                                    JOHN W. STEINER


  2. Proposal to ratify the Company's 1997 Long-term Incentive and Stock Option Plan

       / / FOR                / / AGAINST                / / ABSTAIN


  3. Proposal to ratify the appointment of BDO Seidman, LLP as independent auditors for the Company for the year ended September 30, 1997


       / / FOR                / / AGAINST                / / ABSTAIN

  4. To transact such other business as may properly come before the Meeting and any adjournment or adjournments or postponements thereof. Management presently knows of no other business to be presented by or on behalf of the Company or its Board of Directors at the Meeting.

        (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

                        (CONTINUED FROM THE OTHER SIDE)

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE SIGN AND DATE BELOW.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" FOR THE ELECTION OF TWO DIRECTORS AND "FOR" THE RATIFICATION OF THE 1997 LONG-TERM INCENTIVE AND STOCK OPTION PLAN AND "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS. THE PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED "AUTHORITY GIVEN" FOR THE ELECTION OF TWO DIRECTORS AND "FOR" THE RATIFICATION OF THE 1997 LONG-TERM INCENTIVE AND STOCK OPTION PLAN AND "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS UNLESS OTHER INSTRUCTIONS ARE INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.


    IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.
                                               Dated: __________________________
                                               _________________________________
                                                      (Please print name)
                                               _________________________________
                                                   (Signature of Stockholder)
                                               _________________________________
                                                      (Please print name)
                                               _________________________________
                                                   (Signature of Stockholder)

                                               Please date this Proxy and sign
                                               your name as it appears on your
                                               stock certificates. Executors,
                                               administrators, trustees, etc.,
                                               should give their full titles.
                                               (All joint owners should sign).

                                               I do / /  do not / / expect to
                                               attend the Meeting.
                                               Number of Persons: ______________

               PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.